SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[FRANKLIN TEMPLETON LOGO]



                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                        IMPORTANT SHAREHOLDER INFORMATION


These materials are for the Annual Meeting of Shareholders scheduled for Tuesday, March 7, 2000 at 2:00 p.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).









                         TELEPHONE AND INTERNET VOTING

  FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[FRANKLIN TEMPLETON LOGO]


                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Global Governments Income Trust (the "Trust") will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, March 7, 2000 at 2:00 p.m. Eastern time.

During the Meeting, shareholders of the Trust will vote on three proposals:

1. The election of four Trustees of the Trust to hold office for the terms specified;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the fiscal year ending August 31, 2000; and

3. The transaction of any other business that may properly come before the Meeting.



                                        By order of the Board of Trustees,



                                        Barbara J. Green
                                        SECRETARY


January 28, 2000



  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                                 PROXY STATEMENT


/diamond/ INFORMATION ABOUT VOTING

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on Friday, January 14, 2000 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 28, 2000.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of four nominees to the position of Trustee;

   2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the fiscal year ending August 31, 2000; and

   3. The transaction of any other business that may properly come before the Meeting.

   HOW DO THE TRUST'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of the four nominees;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust; and

   3. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or
   IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal
   3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

/diamond/ THE PROPOSALS

     PROPOSAL 1: ELECTION OF TRUSTEES

     HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Trust (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent trustees. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND TRUSTEES?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees are expiring.

   Nicholas F. Brady, Edith E. Holiday, Charles B. Johnson, and Betty P. Krahmer have been nominated for three-year terms, set to expire at the 2003 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies in the Franklin Group of Funds/registered trademark/ and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

   Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Vice President of the Trust, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and a Vice President of the Trust, and Rupert H. Johnson, Jr., a Trustee and Vice President of the Trust.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, is a brief description of recent professional experience, and ownership of shares of the Trust and shares of all funds in the Franklin Templeton Group of Funds.


                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                   TRUST SHARES           FRANKLIN
                                                                BENEFICIALLY OWNED        TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION              OUTSTANDING         (INCLUDING THE
   NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF         TRUST) AS OF
    WITH THE TRUST                  YEARS AND AGE               DECEMBER 31, 1999     DECEMBER 31, 1999
----------------------   -----------------------------------   -------------------   ------------------
  NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

  NICHOLAS F. BRADY*     Chairman, Templeton                         1,000**               57,649
  TRUSTEE SINCE 1993     Emerging Markets Investment
                         Trust PLC, Templeton Latin
                         America Investment Trust
                         PLC, Darby Overseas
                         Investments, Ltd. and Darby
                         Emerging Markets Investments
                         LDC (investment firms)
                         (1994-present); Director,
                         Templeton Global Strategy
                         Funds, Amerada Hess
                         Corporation (exploration and
                         refining of oil and gas), C2, Inc.
                         (operating and investment
                         business), and H.J. Heinz
                         Company (processed foods and
                         allied products); director or
                         trustee, as the case may be, of
                         19 of the investment companies
                         in the Franklin Templeton
                         Group of Funds; and FORMERLY,
                         Secretary of the United States
                         Department of the Treasury
                         (1988-1993), Chairman of the
                         Board, Dillon, Read & Co.,
                         Inc. (investment banking) (until
                         1988), and United States
                         Senator, New Jersey (April
                         1982 - December 1982).
                         Age 69.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                   TRUST SHARES           FRANKLIN
                                                                BENEFICIALLY OWNED        TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION              OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES               DURING PAST FIVE                SHARES AS OF         TRUST) AS OF
     WITH THE TRUST                  YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------   ----------------------------------   -------------------   ------------------
   EDITH E. HOLIDAY       Director, Amerada Hess                      100**                7,775
   TRUSTEE SINCE 1996     Corporation (exploration and
                          refining of oil and gas) (1993-
                          present), Hercules
                          Incorporated (chemicals, fibers
                          and resins) (1993-present),
                          Beverly Enterprises, Inc.
                          (health care) (1995-present),
                          H.J. Heinz Company
                          (processed foods and allied
                          products) (1994-present), and
                          RTI International Metals, Inc.
                          (manufacture and distribution
                          of titanium) (July 1999-
                          present); director or trustee, as
                          the case may be, of 24 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Assistant
                          to the President of the United
                          States and Secretary of the
                          Cabinet (1990-1993), General
                          Counsel to the United States
                          Treasury Department (1989-
                          1990), and Counselor to the
                          Secretary and Assistant
                          Secretary for Public Affairs
                          and Public Liaison-United
                          States Treasury Department
                          (1988-1989). Age 47.

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                              OWNED IN THE
                                                                         TRUST SHARES           FRANKLIN
                                                                      BENEFICIALLY OWNED        TEMPLETON
                                                                        AND % OF TOTAL       GROUP OF FUNDS
                                        PRINCIPAL OCCUPATION             OUTSTANDING         (INCLUDING THE
       NAME AND OFFICES                   DURING PAST FIVE               SHARES AS OF         TRUST) AS OF
        WITH THE TRUST                     YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
------------------------------   ---------------------------------   -------------------   ------------------
   CHARLES B. JOHNSON*           Chairman of the Board, Chief              1,000**             22,129,667
   CHAIRMAN SINCE 1995 AND       Executive Officer, Member-
   VICE PRESIDENT SINCE 1992     Office of the Chairman and
                                 Director, Franklin Resources,
                                 Inc.; Chairman of the Board
                                 and Director, Franklin
                                 Advisers, Inc. and Franklin
                                 Investment Advisory Services,
                                 Inc.; Vice President, Franklin
                                 Templeton Distributors, Inc.;
                                 Director, Franklin/Templeton
                                 Investor Services, Inc. and
                                 Franklin Templeton Services,
                                 Inc.; officer and/or director or
                                 trustee, as the case may be, of
                                 most of the other subsidiaries
                                 of Franklin Resources, Inc. and
                                 of 48 of the investment
                                 companies in the Franklin
                                 Templeton Group of Funds.
                                 Age 67.

   BETTY P. KRAHMER              Director or trustee of various             100**               152,881
   TRUSTEE SINCE 1990            civic associations; director or
                                 trustee, as the case may be, of
                                 19 of the investment companies
                                 in the Franklin Templeton
                                 Group of Funds; and FORMERLY,
                                 Economic Analyst, U.S.
                                 government. Age 70.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                   TRUST SHARES           FRANKLIN
                                                                BENEFICIALLY OWNED        TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION              OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES               DURING PAST FIVE                SHARES AS OF         TRUST) AS OF
     WITH THE TRUST                  YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------   ----------------------------------   -------------------   ------------------
   TRUSTEES SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

   FRANK J. CROTHERS      Chairman, Caribbean Electric                  0                  6,696
   TRUSTEE SINCE 1999     Utility Services Corporation
                          and Atlantic Equipment &
                          Power Ltd.; Vice Chairman,
                          Caribbean Utilities Co., Ltd.;
                          President, Provo Power
                          Corporation; director of
                          various other business and
                          non-profit organizations; and
                          director or trustee, as the case
                          may be, of 11 of the investment
                          companies in the Franklin
                          Templeton Group of Funds.
                          Age 55.

   JOHN Wm. GALBRAITH     President, Galbraith Properties,           1,290**             3,047,720
   TRUSTEE SINCE 1995     Inc. (personal investment
                          company); Director Emeritus,
                          Gulf West Banks, Inc. (bank
                          holding company) (1995-
                          present); director or trustee, as
                          the case may be, of 18 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Director,
                          Mercantile Bank (1991-1995),
                          Vice Chairman, Templeton,
                          Galbraith & Hansberger Ltd.
                          (1986-1992), and Chairman,
                          Templeton Funds Management,
                          Inc. (1974-1991). Age 78.

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                              OWNED IN THE
                                                                         TRUST SHARES           FRANKLIN
                                                                      BENEFICIALLY OWNED        TEMPLETON
                                                                        AND % OF TOTAL       GROUP OF FUNDS
                                        PRINCIPAL OCCUPATION             OUTSTANDING         (INCLUDING THE
       NAME AND OFFICES                   DURING PAST FIVE               SHARES AS OF         TRUST) AS OF
        WITH THE TRUST                     YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
------------------------------   ---------------------------------   -------------------   ------------------
   RUPERT H. JOHNSON, JR.*       Vice Chairman, Member -                      0                15,174,056
   TRUSTEE SINCE 1992 AND        Office of the Chairman and
   VICE PRESIDENT SINCE 1996     Director, Franklin Resources,
                                 Inc.; Executive Vice President
                                 and Director, Franklin
                                 Templeton Distributors, Inc.;
                                 Director, Franklin Advisers,
                                 Inc. and Franklin Investment
                                 Advisory Services, Inc.; Senior
                                 Vice President, Franklin
                                 Advisory Services, LLC;
                                 Director, Franklin/Templeton
                                 Investor Services, Inc.; and
                                 officer and/or director or
                                 trustee, as the case may be, of
                                 most of the other subsidiaries
                                 of Franklin Resources, Inc. and
                                 of 51 of the investment
                                 companies in the Franklin
                                 Templeton Group of Funds.
                                 Age 59.

   FRED R. MILLSAPS              Manager of personal                          0                 261,803
   TRUSTEE SINCE 1990            investments (1978-present);
                                 director of various business and
                                 nonprofit organizations;
                                 director or trustee, as the case
                                 may be, of 20 of the investment
                                 companies in the Franklin
                                 Templeton Group of Funds;
                                 and FORMERLY, Chairman and
                                 Chief Executive Officer,
                                 Landmark Banking
                                 Corporation (1969-1978),
                                 Financial Vice President,
                                 Florida Power and Light (1965-
                                 1969), and Vice President,
                                 Federal Reserve Bank of
                                 Atlanta (1958-1965). Age 70.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                   TRUST SHARES           FRANKLIN
                                                                BENEFICIALLY OWNED        TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION             OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               SHARES AS OF         TRUST) AS OF
     WITH THE TRUST                  YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
------------------------   ---------------------------------   -------------------   ------------------
   CONSTANTINE D.          Physician, Lyford Cay Hospital               0                  91,220
   TSERETOPOULOS           (1987-present); director of
   TRUSTEE SINCE 1999      various nonprofit organizations;
                           director or trustee, as the case
                           may be, of 11 of the investment
                           companies in the Franklin
                           Templeton Group of Funds;
                           and FORMERLY, Cardiology
                           Fellow, University of Maryland
                           (1985-1987) and Internal
                           Medicine Intern, Greater
                           Baltimore Medical Center
                           (1982-1985). Age 45.

   TRUSTEES SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

   HARRIS J. ASHTON        Director, RBC Holdings, Inc.               500**              1,509,048
   TRUSTEE SINCE 1992      (bank holding company) and
                           Bar-S Foods (meat packing
                           company); director or trustee,
                           as the case may be, of 47 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds; and FORMERLY, President,
                           Chief Executive Officer and
                           Chairman of the Board,
                           General Host Corporation
                           (nursery and craft centers)
                           (until 1998). Age 67.

   S. JOSEPH FORTUNATO     Member of the law firm of                  100**               583,059
   TRUSTEE SINCE 1992      Pitney, Hardin, Kipp & Szuch;
                           and director or trustee, as the
                           case may be, of 49 of the
                           investment companies in the
                           Franklin Templeton Group of
                           Funds. Age 67.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                      TRUST SHARES           FRANKLIN
                                                                   BENEFICIALLY OWNED        TEMPLETON
                                                                     AND % OF TOTAL       GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION              OUTSTANDING         (INCLUDING THE
     NAME AND OFFICES                 DURING PAST FIVE                SHARES AS OF         TRUST) AS OF
      WITH THE TRUST                   YEARS AND AGE               DECEMBER 31, 1999     DECEMBER 31, 1999
-------------------------   -----------------------------------   -------------------   ------------------
                                                                         181**                49,727
   ANDREW H. HINES, JR.     Consultant, Triangle Consulting
   TRUSTEE SINCE 1990       Group; Executive-in-Residence,
                            Eckerd College (1991-present);
                            director or trustee, as the case
                            may be, of 20 of the investment
                            companies in the Franklin
                            Templeton Group of Funds;
                            and FORMERLY, Chairman and
                            Director, Precise Power
                            Corporation (1990-1997),
                            Director, Checkers Drive-In
                            Restaurant, Inc. (1994-1997),
                            and Chairman of the Board and
                            Chief Executive Officer, Florida
                            Progress Corporation (holding
                            company in the energy area)
                            (1982-1990) and director of
                            various of its subsidiaries.
                            Age 77.

   GORDON S. MACKLIN        Director, Martek Biosciences                2,000**              443,627
   TRUSTEE SINCE 1993       Corporation, MCI WorldCom,
                            Inc. (information services),
                            MedImmune, Inc.
                            (biotechnology), Overstock.com
                            (internet services), White
                            Mountains Insurance Group,
                            Ltd. (holding company) and
                            Spacehab, Inc. (aerospace
                            services); director or trustee, as
                            the case may be, of 47 of the
                            investment companies in the
                            Franklin Templeton Group of
                            Funds; and FORMERLY, Chairman,
                            White River Corporation
                            (financial services) and
                            Hambrecht & Quist Group
                            (investment banking), and
                            President, National Association
                            of Securities Dealers, Inc.
                            Age 71.

 ------------------------
   * Nicholas F. Brady, Charles B. Johnson, and Rupert H. Johnson, Jr. are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Charles B. Johnson and Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources, their employment affiliations with Resources and their positions with the Trust. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Trustees of the Trust are not interested persons of the Trust (the "Independent Trustees").
  ** Less than 1%.


     HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Trust and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust by Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., the Trust's investment manager (the "Investment Manager"), and various other service providers. The Trust currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 1999, there were five meetings of the Board, four meetings of the Audit Committee, and three meetings of the Nominating and Compensation Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Trustees and Officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Trust expenses.

                                AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                               COMPENSATION        FRANKLIN TEMPLETON GROUP OF        THE FRANKLIN TEMPLETON
     NAME OF TRUSTEE         FROM THE TRUST*     FUNDS ON WHICH TRUSTEE SERVES**        GROUP OF FUNDS***
-------------------------   -----------------   ---------------------------------   -------------------------
   Harris J. Ashton               $2,500                         47                          $363,165
   Nicholas F. Brady               2,500                         19                           138,700
   Frank J. Crothers               1,012                         11                            72,400
   S. Joseph Fortunato             2,500                         49                           363,238
   John Wm. Galbraith              2,532                         18                           144,200
   Andrew H. Hines, Jr.            2,530                         20                           203,700
   Edith E. Holiday                2,500                         24                           237,265
   Betty P. Krahmer                2,500                         19                           138,700
   Gordon S. Macklin               2,500                         47                           363,165
   Fred R. Millsaps                2,529                         20                           201,700
   Constantine D.
    Tseretopoulos                  1,006                         11                            70,400

 ------------------------
     * Compensation received for the fiscal year ended August 31, 1999.
    ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.
   *** For the calendar year ended December 31, 1999.

   The table above indicates the total fees paid to Trustees by the Trust individually and by all of the funds in the Franklin Templeton Group of Funds. These Trustees also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors and Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

       NAME AND OFFICES                              PRINCIPAL OCCUPATION
        WITH THE TRUST                          DURING PAST FIVE YEARS AND AGE
-----------------------------   -------------------------------------------------------------
  CHARLES B. JOHNSON            See Proposal 1, "Election of Trustees."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1992

  GREGORY E. McGOWAN            Director and Executive Vice President, Templeton Investment
  PRESIDENT SINCE 1996          Counsel, Inc.; Executive Vice President - International
                                Development, Chief International General Counsel and
                                Director, Templeton Worldwide, Inc.; Executive Vice
                                President, Director and General Counsel, Templeton
                                International, Inc.; Executive Vice President and Secretary,
                                Templeton Global Advisors Limited; officer of certain
                                off-shore Templeton funds; officer of four of the investment companies in the Franklin Templeton Group of Funds; and
                                FORMERLY, Senior Attorney, U.S. Securities and Exchange
                                Commission. Age 50.

  SAMUEL J. FORESTER, JR.       Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1996     President and Director, Templeton Global Income Portfolio
                                Ltd.; Director, Closed Joint-Stock Company Templeton and
                                Templeton Trust Services Pvt. Ltd.; officer of 10 of the
                                investment companies in the Franklin Templeton Group of
                                Funds; and FORMERLY, President, Templeton Global Bond
                                Managers, a division of Templeton Investment Counsel, Inc.,
                                Founder and Partner, Forester, Hairston Investment
                                Management, Inc. (1989-1990), Managing Director (Mid-East
                                Region), Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-
                                1988), and Advisor for Saudi Arabian Monetary Agency
                                (1982-1987). Age 51.

  RUPERT H. JOHNSON, JR.        See Proposal 1, "Election of Trustees."
  TRUSTEE SINCE 1992 AND
  VICE PRESIDENT SINCE 1996

       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE TRUST                           DURING PAST FIVE YEARS AND AGE
-----------------------------   ----------------------------------------------------------------
  HARMON E. BURNS               Vice Chairman, Member - Office of the Chairman and
  VICE PRESIDENT SINCE 1996     Director, Franklin Resources, Inc.; Executive Vice President
                                and Director, Franklin Templeton Distributors, Inc. and
                                Franklin Templeton Services, Inc.; Executive Vice President,
                                Franklin Advisers, Inc.; Director, Franklin Investment
                                Advisory Services, Inc. and Franklin/Templeton Investor
                                Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                Resources, Inc. and of 51 of the investment companies in the
                                Franklin Templeton Group of Funds. Age 54.

  CHARLES E. JOHNSON            President, Member - Office of the President and Director,
  VICE PRESIDENT SINCE 1996     Franklin Resources, Inc.; Senior Vice President, Franklin
                                Templeton Distributors, Inc.; President and Director,
                                Templeton Worldwide, Inc.; Chairman and Director,
                                Templeton Investment Counsel, Inc.; President, Franklin
                                Advisers, Inc. and Franklin Investment Advisory Services,
                                Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 43.

  MARK G. HOLOWESKO             President, Templeton Global Advisors Limited; Chief
  VICE PRESIDENT SINCE 1989     Investment Officer, Global Equity Group; Executive Vice
                                President and Director, Templeton Worldwide, Inc.; officer of
                                19 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Investment Administrator,
                                RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                Age 39.

  MARTIN L. FLANAGAN            President, Member - Office of the President, Franklin
  VICE PRESIDENT SINCE 1989     Resources, Inc.; President and Director, Franklin Templeton
                                Services, Inc.; Executive Vice President, Chief Financial
                                Officer and Director, Templeton Worldwide, Inc.; Executive
                                Vice President, Chief Operating Officer and Director,
                                Templeton Investment Counsel, Inc.; Executive Vice
                                President and Chief Financial Officer, Franklin Advisers, Inc.;
                                officer and/or director of a number of other subsidiaries of
                                Franklin Resources, Inc.; and officer and/or director or
                                trustee, as the case may be, of 51 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 39.

        NAME AND OFFICES                                 PRINCIPAL OCCUPATION
         WITH THE TRUST                             DURING PAST FIVE YEARS AND AGE
--------------------------------   ----------------------------------------------------------------
  JOHN R. KAY                      Vice President, Templeton Worldwide, Inc.; Assistant Vice
  VICE PRESIDENT SINCE 1994        President, Franklin Templeton Distributors, Inc.; officer of 24 of the investment companies in the Franklin Templeton
                                   Group of Funds; and FORMERLY, Vice President and Controller,
                                   Keystone Group, Inc. Age 59.

  ELIZABETH M. KNOBLOCK            General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT -- COMPLIANCE     Templeton Investment Counsel, Inc.; Senior Vice President,
  SINCE 1996                       Templeton Global Investors, Inc.; officer of 23 of the
                                   investment companies in the Franklin Templeton Group of
                                   Funds; and FORMERLY, Vice President and Associate General
                                   Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                   General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                   and Associate General Counsel, Shearson Lehman Hutton
                                   Inc. (1988), Vice President and Assistant General Counsel,
                                   E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel,
                                   Division of Investment Management, U.S. Securities and
                                   Exchange Commission (1984-1986). Age 44.

  BARBARA J. GREEN                 Vice President and Deputy General Counsel, Franklin
  SECRETARY SINCE 1996             Resources, Inc.; Senior Vice President, Templeton Worldwide,
                                   Inc. and Templeton Global Investors, Inc.; officer of 46 of the investment companies in the Franklin Templeton Group of
                                   Funds; and FORMERLY, Deputy Director, Division of Investment
                                   Management, Executive Assistant and Senior Advisor to the
                                   Chairman, Counselor to the Chairman, Special Counsel and
                                   Attorney Fellow, U.S. Securities and Exchange Commission
                                   (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk,
                                   U.S. District Court (District of Massachusetts). Age 52.

  JAMES R. BAIO                    Certified Public Accountant; Senior Vice President,
  TREASURER SINCE 1994             Templeton Worldwide, Inc., Templeton Global Investors, Inc.
                                   and Templeton Funds Trust Company; officer of 20 of the
                                   investment companies in the Franklin Templeton Group of
                                   Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                                   (certified public accountants) (1977-1989). Age 45.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Trust for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 1999, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Trust and certain related filings with the U.S. Securities and Exchange Commission.

   McGladrey & Pullen, LLP resigned as auditors of the Trust on August 13,
   1999. McGladrey & Pullen, LLP served as the Trust's auditors from the Trust's inception through the fiscal year ended August 31, 1998. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following the acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Trust's financial statements became associated with PricewaterhouseCoopers LLP.

   Neither the firms of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP nor any of their members have any material direct or indirect financial interest in the Trust.

   Representatives of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Trust did not have notice of any such matters before November 27, 1999, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

/diamond/INFORMATION ABOUT THE TRUST

   THE INVESTMENT MANAGER. The Investment Manager of the Trust is Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Centre, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394-3091, through its Templeton Global Bond Managers division. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Trust assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Trust is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Trust. In addition, pursuant to a sub-administration agreement with Morgan Stanley Dean Witter Advisors Inc. ("MSDW"), MSDW performs, subject to FT Services' supervision, various administrative functions for the Trust. MSDW's principal offices are located at Two World Trade Center, New York, New York 10048.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Trust is Morgan Stanley Dean Witter Trust(FSB) at Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311-3977.

   THE CUSTODIAN. The custodian for the Trust is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

   OTHER MATTERS. The Trust's last audited financial statements and annual report, dated August 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of January 14, 2000, the Trust had 22,642,821 shares outstanding and total net assets of $158,132,554. The Trust's shares are listed on the NYSE (symbol: TGG). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of January 14, 2000, there were no other entities holding beneficially or of record more than 5% of the Trust's outstanding shares.

   In addition, to the knowledge of the Trust's management, as of January 14, 2000, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Trustees and Officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

/diamond/FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS' MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Trust may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Trust expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Trust does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Trust does not reimburse Trustees and Officers of the Trust, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that NYSE Rules permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meetings of shareholders of Templeton Global Income Fund, Inc., Templeton Emerging Markets Fund, Inc., Templeton China World Fund, Inc., and Templeton Emerging Markets Income Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Trust anticipates that its next annual meeting will be held in February 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Trust's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than September 30, 2000 in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement should notify the Trust, at the Trust's offices, of such proposal by December 14, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.


                                      By order of the Board of Trustees,


                                      Barbara J. Green
                                      SECRETARY


   January 28, 2000

                                                               TLTGG PROXY 1/00

                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
                 ANNUAL MEETING OF SHAREHOLDERS - MARCH 7, 2000

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Governments Income Trust (the" Trust") that the undersigned is entitled to vote at the Trust's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 2:00 p.m., Eastern time, on the 7th day of March 2000, including any adjournments thereof, upon matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE'S), AND 2, WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE





                                               PLEASE MARK YOUR BALLOT AS
                                               INDICATED IN THIS EXAMPLE
                                               USING BLACK OR BLUE INK.    [ ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.


Proposal 1 - Election of Trustees.

                     FOR               WITHHOLD            FOR ALL
                                                           EXCEPT
                     [ ]                 [  ]               [  ]


NOMINEES: NICHOLAS F. BRADY, EDITH E. HOLIDAY,
          CHARLES B. JOHNSON AND BETTY P. KRAHMER.


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGHT THE NOMINEE'S NAME.


Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Trust for the fiscal year ending August 31, 2000.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters that may properly come before the Meeting or any adjournments thereof.

                      FOR               AGAINST             ABSTAIN

                      [  ]                [  ]                [  ]



IF YOU PLAN TO ATTEND THE ANNUAL MEETING,
PLEASE CHECK THIS BOX.                        [ ]



DATED                                  , 2000
       ---------------------------------


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



------------------------------------------------------
                      SIGNATURE



------------------------------------------------------
        CO-OWNER (IF ANY) SIGN IN THE BOX ABOVE



                 PLEASE DETACH AT PERFORMATION ALONG DOTTED LINE





                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST



                                   IMPORTANT
                       PLEASE SEND IN YOUR PROXY...TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.